Putnam
Investment Grade
Municipal Trust

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

11-30-01

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

The dramatic twists and turns of the economy and the bond market during the Putnam Investment Grade Municipal Trust's fiscal year ended
November 30, 2001, provided plenty of challenges for Fund Manager
Richard Wyke and the credit team that supports him.

The task of closely monitoring the creditworthiness of fund holdings in the wake of a slowing economy and the Federal Reserve Board's sharp decline in short-term interest rates became even more difficult in the aftermath of the September 11 events. It has been encouraging to note, however, that following this national tragedy municipal bonds generally continue to enjoy the confidence of tax-conscious investors.

In the following report, Rick discusses in detail the environment in which the team worked during the fiscal year and reviews the strategy they used within that framework, both before and after the attacks. As the fund begins a new fiscal year, he is confident that the portfolio is well positioned to meet the challenges that lie ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
January 9, 2002


REPORT FROM FUND MANAGEMENT

Richard P. Wyke

In a tale of two sides of the same coin, Putnam Investment Grade Municipal Trust rode falling short-term interest rates and the rising popularity of municipal bonds to double-digit returns by the midpoint of its 2001 fiscal year. Your fund also benefited from a portfolio mix of predominantly investment grade bonds and some well-researched forays into non-investment grade bonds. Six months later, as the fiscal year closed, the fund had given up half of its earlier gains because of the events of September 11 and their impact on some of these lower-rated investments, especially those in the airline transportation sector. However, results for the year were still in positive territory and the fund's current income level remained attractive. At net asset value, your fund recorded a solid performance for the 12 month period, while at market price it fared even better due to investors' recent demand for high-quality fixed-income investments.

Total return for 12 months ended 11/30/01

                 NAV            Market price
-----------------------------------------------------------------------
                7.42%              15.96%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

* AIRLINE EXPOSURE DAMPENED RETURNS

Before September 11, the biggest story in the municipal bond market was the steepening yield curve that had been relatively flat at the beginning of the year. This steepening continued through the third quarter, as the Federal Reserve Board again lowered short-term rates while long-term rates crept upward. In this environment, with weak but positive economic growth, credit spreads narrowed (credit spreads are the difference in yield between AAA-rated municipals and bonds with greater credit risk). Your fund's exposure to some lower-rated investment grade issues and the non-investment grade sector was a boon to its performance in the first half of the period. Many of these bonds came from the transportation sector, which was nearly 22% of the portfolio on 11/30/01. Bonds issued to fund airport development and those backed by the credit of airline companies have traditionally been a good source of tax-exempt income.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Transportation        21.9%

Health care           20.0%

Utilities             19.1%

Housing                7.8%

Water & sewer          7.7%

Footnote reads:
*Based on net assets as of 11/30/01. Holdings will vary over time.

September 11 wreaked havoc on the lower-rated, or "credit" sectors of the bond market, with the airline industry taking the most significant hit. Credit spreads widened immediately to historically wide levels, and airline bonds were downgraded to high-yield status. This affected the transportation sector of the municipal bond market, and the fund's position in airlines was reduced significantly on price depreciation alone.

We believe that the airline downgrades were somewhat overdone. By the period's end, the sector was starting to show signs of recovery. There may be some defaults and bankruptcies among the smaller carriers, but the larger ones should survive. There has been a federal aid package for the industry, consolidation is occurring (American has acquired TWA), and we believe that the larger companies should be able to continue servicing their debt.

* NEW OPPORTUNITIES AROSE FOR THE FUND

In the wake of the disastrous events of September 11, your fund continued to use all the research capabilities at its disposal to discover bargain opportunities in the tax-exempt municipal market. Because of the significant slowing in the economy, we have been even more selective than usual in choosing bonds. We have focused much more on conducting diligent analysis for each issue than on picking the right sector. In early November, we purchased $2 million Rumford, Maine Solid Waste Bonds issued for Boise Cascade Corp. (6.875% coupon with a maturity of 10/1/2026). The Rumford bonds are rated Baa3 by Moody's. Boise Cascade is an integrated paper and forest products company which manufactures and markets paper and office products, as well as owning and managing timberland. Our previous knowledge of the company and familiarity with their business strategy allowed us to give the underwriter an early expression of interest, and helped us capture a sizable allocation of bonds at the time of pricing. We consider Boise attractive relative to other comparably rated paper companies at this point in the economic cycle because in addition to producing paper and forest products, Boise also markets office products directly to corporations through its Boise Office Products subsidiary. Therefore, although Boise is exposed to fluctuations in paper and wood prices due to cyclical nature of the business, the impact on earnings is somewhat muted by the stable revenues and profit margins generated by the office products business. In fiscal year 2000, the office products subsidiary represented approximately 45% of total company revenues and approximately 35% of total operating income. In the third quarter of 2001, office products were 45% of revenues but 56% of operating profits, as results for the more commodity driven end of the business (building products and paper) weakened due to the eroding domestic economy.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 40.0%

Aa/AA -- 4.0%

A -- 17.3%

Baa/BBB -- 20.8%

Ba/BB -- 10.4%

B -- 4.1%

VMIG1 -- 3.4%

Footnote reads:
*As a percentage of market value as of 11/30/01. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


The fund has also expanded its exposure to the less cyclical arena of hospitals and health care. Holy Spirit Hospital, located in the growing West Shore area of suburban Harrisburg, Pennsylvania, issued bonds rated BBB+ by Standard & Poor's (6.25% coupon with a maturity of 1/1/2032) in November to construct a cardiovascular services addition to the hospital. We felt this would fill a major gap in the services provided at Holy Spirit, while increasing its market share and its profitability. The project has significant support from the medical staff as well as area cardiologists. We participated in the bond offering because we believe the yield fairly reflected the challenges that management faces in successfully incorporating this new service to the local community.

* LOWER-RATED POSITIONS BENEFITED FUND  AT YEAR'S END

A rally in the equity markets that began on September 21 and continued into November changed things drastically in the fixed-income markets at the very end of the period. During the first half of November, the 10-year Treasury bond had its worst single week in 25 years, and its yield rose from 4.12% to over 5.00% in ten days. Intermediate Treasuries had one of their worst two-week periods ever. In the final two weeks of the month, Treasuries, particularly in the intermediate part of the market, rallied and recovered some, though not all, of their losses. All of the fixed-income markets were affected by these developments. The lower-rated sectors, while hurt, were not hit as hard. As a result, Putnam Investment Grade Municipal Trust, with its exposure to lower-rated investment grade, and non-investment grade bonds had better relative performance during late November than other funds in its category. This, we believe, illustrates that lower-rated sectors can provide a valuable cushion during a sharp decline in the high-quality part of the market.

We believe your fund is well positioned for the coming fiscal year because of our emphasis on research and our careful selection of lower-rated bonds in the investment grade and non-investment grade sectors. It appears that the economic downturn, which many analysts believe started over a year ago, is in its latter stages. In fact, if anything, the events of September 11, and the enormously negative sentiment that immediately followed, has accelerated the course of the recession, according to many prominent economists. The jump in short-term Treasury yields in early November certainly indicated that investors are expecting growth to resume sometime in 2002. If the economy strengthens in 2002, as we believe it will, lower-rated investment grade issues as well as non-investment grade sectors in both the taxable and tax-free bond markets should be the primary beneficiaries. We are also expecting that the Treasury yield curve will become even steeper, as the Fed lowers rates further in the face of continuing unemployment and slow growth through the first half of the year. Couple this with low inflation throughout next year and we believe there will be a favorable backdrop for performance in the tax-exempt markets.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/01, there is no guarantee the fund will continue to hold these securities in the future.


NEWS FROM THE TRUSTEES

In July 2001, we welcomed Charles B. Curtis to Putnam's Board of Trustees. He brings an impressive list of credentials that include several key positions in Washington and directorships in education and energy-related industries. We look forward to the contributions Charles will make to the continued success of the Putnam funds.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Investment Grade Municipal Trust is designed for investors seeking high current income free from federal income tax consistent with capital preservation.

TOTAL RETURN FOR PERIODS ENDED 11/30/01

                                 Market    Lehman Municipal     Consumer
                       NAV       price       Bond Index       price index
-------------------------------------------------------------------------------
1 year                7.42%      15.96%          8.76%           1.95%
-------------------------------------------------------------------------------
5 years              31.27       12.01          34.44           11.91
Annual average        5.59        2.29           6.10            2.28
-------------------------------------------------------------------------------
10 years            101.85       90.42          96.06           28.88
Annual average        7.28        6.65           6.96            2.57
-------------------------------------------------------------------------------
Life of fund
(since 10/26/89)
Annual average        7.69        6.77           7.40            2.91
-------------------------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 12/31/01 (most recent calendar quarter)

Since (insert inception date)      NAV       Market price
-------------------------------------------------------------------------------
1 year                            2.86%          6.90%
-------------------------------------------------------------------------------
5 years                          28.11           9.14
Annual average                    5.08           1.76
-------------------------------------------------------------------------------
10 years                         90.70          73.04
Annual average                    6.67           5.64
-------------------------------------------------------------------------------
Life of fund
(since 10/26/89)
Annual average                    7.42           6.39
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 12 MONTHS ENDED 11/30/01

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                        12
-------------------------------------------------------------------------------
Income 1                                                   $0.7142
-------------------------------------------------------------------------------
Capital gains 1                                               --
-------------------------------------------------------------------------------
  Total                                                    $0.7142
-------------------------------------------------------------------------------
Distributions (preferred shares)                 Series A (1,400 shares)
-------------------------------------------------------------------------------
Income 1                                                 $3,127.56
-------------------------------------------------------------------------------
Capital gains 1                                               --
-------------------------------------------------------------------------------
  Total                                                  $3,127.56
-------------------------------------------------------------------------------
Share value: (common shares)                         NAV         Market price
-------------------------------------------------------------------------------
11/30/00                                            $10.88          $9.813
-------------------------------------------------------------------------------
11/30/01                                             10.96          10.670
-------------------------------------------------------------------------------
Current return (common shares/end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                                6.51%           6.69%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                         10.69           10.99
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.1% federal 2001 tax rate. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an index of approximately 20,000 investment-grade, fixed-rate tax-exempt bonds. It assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders
Putnam Investment Grade Municipal Trust

We have audited the accompanying statement of assets and liabilities of Putnam Investment Grade Municipal Trust, including the fund's portfolio, as of November 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Investment Grade Municipal Trust as of November 30, 2001, the results of its operations for the year then ended, and changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the three-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                              KPMG  LLP
Boston, Massachusetts
January 4, 2002



THE FUND'S PORTFOLIO
November 30, 2001

KEY TO ABBREVIATIONS

AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FRB                 -- Floating Rate Bonds
FSA                 -- Financial Security Assurance
G.O.Bonds           -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
MBIA                -- Municipal Bond Investors Assurance Corporation
VRDN                -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.1%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.0%)
-------------------------------------------------------------------------------------------------------------------
$         3,900,000 Jefferson Cnty., Swr. Rev. Bonds
                    (Cap. Impt.), Ser. A, FGIC, 5s, 2/1/41                                Aaa         $   3,719,625

Arizona (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,525,000 Casa Grande Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande, Regl. Med. Ctr.), Ser. A,
                    7 5/8s, 12/1/29                                                       B/P             1,582,188
          1,000,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (Scottsdale Hlth. Care), 5.8s, 12/1/31                                A3                983,750
                                                                                                      -------------
                                                                                                          2,565,938

Arkansas (1.9%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 AR State Hosp. Dev. Fin. Auth. Rev.
                    Bonds (WA Regl. Med. Ctr.), 7 3/8s,
                    2/1/29                                                                Baa3            3,251,250
          4,000,000 Northwest Regl. Arpt. Auth. Rev. Bonds,
                    7s, 2/1/10                                                            BB/P            3,985,000
                                                                                                      -------------
                                                                                                          7,236,250

California (2.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Anaheim, Pub. Fin. Auth. IFB, MBIA,
                    10.82s, 12/28/18                                                      Aaa             2,502,500
          2,500,000 CA Hlth. Fac. Auth. Rev. Bonds
                    (Sutter Health), Ser. A, 5 3/8s, 8/15/30                              Aaa             2,584,375
          1,750,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,653,750
          1,500,000 Gilroy, Project Rev. Bonds (Bonfante
                    Gardens Pk.), 8s, 11/1/25                                             B/P             1,477,500
          1,400,000 Orange Cnty., Local Trans. Auth. IFB,
                    FGIC, 9.391s, 2/14/11 (acquired
                    2/6/96, cost $1,474,153) (RES)                                        Aaa             1,472,240
                                                                                                      -------------
                                                                                                          9,690,365

Colorado (3.8%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 CO Springs, Hosp. Rev. Bonds, 6 3/8s,
                    12/15/30                                                              A3              3,135,000
          2,000,000 CO State Edl. Fac. Auth. Rev. Bonds
                    (Ocean Journey, Inc.), 8 3/8s, 12/1/26                                BB/P            1,987,500
                    CO State Single Fam. Hsg. Fin. Auth.
                    Rev. Bonds
          1,170,000 Ser. B-2 , 7s, 5/1/26                                                 Aa2             1,241,663
            585,000 Ser. B-3, 6.8s, 11/1/28                                               Aa2               611,325
                    Denver, City & Cnty. Arpt. Rev. Bonds
          3,000,000 Ser. D, 7 3/4s, 11/15/13                                              A               3,622,500
          2,500,000 5 1/2s, 11/15/25                                                      Aaa             2,578,125
          1,000,000 Northwest Parkway Pub. Hwy. Auth. Rev.
                    Bonds, Ser. D, 7 1/8s, 6/15/41                                        Ba1             1,020,000
                                                                                                      -------------
                                                                                                         14,196,113

Connecticut (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 CT State HFA Yale U. Ed. Fac. Auth.
                    VRDN, Ser. V-1, 1.55s, 7/1/36                                         VMIG1           3,000,000

District of Columbia (1.6%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 DC G.O. Bonds, Ser. B, FSA, 5 1/4s,
                    6/1/26                                                                Aaa             4,010,000
          1,750,000 DC, Tobacco Settlement Fin. Corp. Rev.
                    Bonds, 6 3/4s, 5/15/40                                                A1              1,907,500
                                                                                                      -------------
                                                                                                          5,917,500

Florida (2.5%)
-------------------------------------------------------------------------------------------------------------------
          4,895,000 Escambia Cnty., Hlth. Fac. Auth. Rev.
                    Bonds (Baptist Hosp. & Baptist Manor),
                    5 1/8s, 10/1/19                                                       A3              4,576,825
          2,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s,
                    12/1/14                                                               A-/P            2,175,000
          2,000,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev.
                    Bonds (Mount Sinai Med. Ctr.), 5 3/8s,
                    11/15/28                                                              BBB-            1,595,000
          1,000,000 St. Johns Cnty., FL Hlth. Care Indl. Dev.
                    Auth. Rev. Bonds (Glenmoor St. Johns
                    Project), Ser. A, 8s, 1/1/30                                          B+/P            1,023,750
                                                                                                      -------------
                                                                                                          9,370,575

Georgia (3.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Atlanta, Waste Wtr. Rev. Bonds, Ser. A,
                    FGIC, 5s, 11/1/38                                                     Aaa             1,932,500
          4,000,000 Burke Cnty., Dev. Auth. Poll. Control Rev.
                    Bonds (Oglethorpe Pwr. Co. Vogtle),
                    MBIA, 8s, 1/1/22                                                      Aaa             4,367,080
          4,800,000 De Kalb Cnty., Hsg. Auth. Muni. Rev.
                    Bonds (Briarcliff Park Apts.), 7 1/2s,
                    4/1/17                                                                AAA/P           4,962,672
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
            300,000 8.719s, 8/1/10                                                        Aaa               322,959
            700,000 8.719s, 8/1/10, Prerefunded                                           Aaa               767,046
                                                                                                      -------------
                                                                                                         12,352,257

Hawaii (3.5%)
-------------------------------------------------------------------------------------------------------------------
          2,415,000 HI Dept. of Trans. Special Fac. Rev.
                    Bonds (Continental Airlines, Inc.),
                    7s, 6/1/20                                                            BB-             2,049,731
         11,000,000 HI State Dept. of Budget & Fin. Rev.
                    Bonds, 6.66s, 11/1/21                                                 A-             10,917,500
                                                                                                      -------------
                                                                                                         12,967,231

Illinois (8.4%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Chicago, Board of Ed. G.O. Bonds
                    (School Reform Project), Ser. A,
                    AMBAC, 5 1/4s, 12/1/27                                                Aaa             2,503,125
          2,500,000 Chicago, G.O. Bonds (Neighborhoods
                    Alive 21 Project), FGIC, 5s, 1/1/41                                   AAA             2,384,375
          8,405,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A,
                    5 1/8s, 1/1/35                                                        Aaa             7,963,738
                    Chicago, O'Hare Intl. Arpt. Special Fac.
                    Rev. Bonds
          6,500,000 (American Airlines, Inc.), 8.2s, 12/1/24                              Ba2             6,516,250
          2,500,000 (United Airlines, Inc.), Ser. C, 6.3s,
                    5/1/16                                                                B2              1,493,750
          2,000,000 Huntley, Special Tax Rev. Bonds
                    (Svc. Area No. 8), 7 3/4s, 3/1/29                                     BB/P            2,092,500
          1,600,000 IL Dev. Fin. Auth. Rev. Bonds
                    (Midwestern U.), Ser. B, 6s, 5/15/26                                  BBB+            1,616,000
          2,500,000 IL Dev. Fin. Auth. Hosp. Rev. Bonds
                    (Adventist Hlth. Syst./Sunbelt
                    Obligation), 5.65s, 11/15/24                                          A-              2,425,000
          4,500,000 IL Sports Fac. Auth. Rev. Bonds, AMBAC,
                    5s, 6/15/32                                                           AAA             4,404,375
                                                                                                      -------------
                                                                                                         31,399,113

Indiana (3.2%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 IN State Dev. Fin. Auth. Env. Impt. Rev.
                    Bonds (USX Corp.), 5.6s, 12/1/32                                      Baa1            4,625,000
          3,000,000 Indianapolis, Arpt. Auth. Special Fac. Rev.
                    Bonds (United Airlines, Inc.), Ser. A,
                    6 1/2s, 11/15/31                                                      BB-             1,965,000
          4,300,000 Pub. Indl. Corp. Rev. Bonds (James River
                    Project), 6.7s, 4/1/23                                                BBB-            4,369,875
          1,000,000 Rockport, Indl. Poll. Ctrl. Rev. Bonds
                    (Indiana-Michigan Pwr.), Ser. B, FGIC,
                    7.6s, 3/1/16                                                          Aaa             1,021,880
                                                                                                      -------------
                                                                                                         11,981,755

Kansas (2.6%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Burlington, Poll. Control Rev. Bonds
                    (Kansas Gas & Elec. Co.), MBIA,
                    7s, 6/1/31                                                            Aaa             4,592,430
          4,995,000 KS Dev. Fin. Auth. Lease VRDN (Shalom
                    Oblig. GRP-BB), 1.15s, 11/15/28                                       VMIG1           4,995,000
                                                                                                      -------------
                                                                                                          9,587,430

Kentucky (1.1%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Kenton Cnty., Special Fac. Arpt. Rev.
                    Bonds (Delta Airlines, Inc.), Ser. A,
                    7 1/2s, 2/1/12                                                        BB+             3,985,000

Louisiana (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Pub. Fac. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B+/P            2,045,000
          3,500,000 Tobacco Settlement Fin. Corp. Rev.
                    Bonds, Ser. 2001B, 5 7/8s, 5/15/39                                    A1              3,434,375
                                                                                                      -------------
                                                                                                          5,479,375

Maine (1.4%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 ME State Fin. Auth. Solid Waste Recycling
                    Fac. Rev. Bonds (Great Northern
                    Paper-Bowater), 7 3/4s, 10/1/22                                       BBB             3,146,160
          2,000,000 Rumford Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            1,982,500
                                                                                                      -------------
                                                                                                          5,128,660

Massachusetts (4.7%)
-------------------------------------------------------------------------------------------------------------------
          2,785,000 MA State Dev. Fin. Agcy. Rev. Bonds
                    (MA Biomedical Research), Ser. C,
                    6 3/8s, 8/1/17                                                        A2              3,000,838
                    MA State Hlth. & Edl. Fac. Auth. Rev.
                    Bonds
          8,750,000 (Med. Ctr. of Central MA), Ser. B,
                    AMBAC, IFB, 10.67s, 6/23/22                                           Aaa            10,500,000
          1,450,000 (UMass Memorial), Ser. C, 6 5/8s,
                    7/1/32                                                                Baa2            1,504,375
          2,500,000 MA State Hsg. Fin. Agcy. Rev. Bonds
                    (Rental Mtge.), Ser. C, AMBAC,
                    5 5/8s, 7/1/40                                                        Aaa             2,521,875
                                                                                                      -------------
                                                                                                         17,527,088

Michigan (2.6%)
-------------------------------------------------------------------------------------------------------------------
          1,660,000 Detroit, Local Dev. Fin. Auth. Tax
                    Increment G.O. Bonds, Ser. A,
                    9 1/2s, 5/1/21                                                        BBB+/P          1,838,450
          2,200,000 Detroit, Wtr. Supply Syst. IFB, FGIC,
                    10.438s, 7/1/22                                                       Aaa             2,381,368
          5,500,000 MI State Strategic Fund, Ltd. Rev. Bonds
                    (Detroit Edison Poll. Control),
                    5.65s, 9/1/29                                                         A3              5,506,875
                                                                                                      -------------
                                                                                                          9,726,693

Minnesota (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,705,000 Minneapolis, Cmnty. Dev. Agcy. Rev.
                    Bonds, Ser. G-3, 5.45s, 12/1/31                                       A-              1,715,656
            750,000 Minneapolis & St. Paul Metropolitan
                    Arpt. Comm. Special Fac. Rev. Bonds
                    (North West Airlines, Inc.), Ser. A,
                    7s, 4/1/25                                                            B+/P              591,563
                                                                                                      -------------
                                                                                                          2,307,219

Missouri (4.8%)
-------------------------------------------------------------------------------------------------------------------
          4,300,000 Kansas City, Indl. Dev. Auth. Hosp.
                    VRDN (Research Hlth. Svcs. Syst.),
                    MBIA, 1.6s, 10/15/14                                                  VMIG1           4,300,000
                    MO State Hlth. & Edl. Fac. Auth. Rev.
                    Bonds
          2,500,000 (BJC Hlth. Syst.), Ser. A, 6 1/2s,
                    5/15/20                                                               A-/P            2,746,875
          1,500,000 (St. Anthony's Med. Ctr.), 6 1/4s,
                    12/1/30                                                               A2              1,582,500
          8,890,000 SCA Tax Exempt Trust Multi-Fam.
                    Mtge. Rev. Bonds, 7.1s, 1/1/30                                        Aaa             9,401,175
                                                                                                      -------------
                                                                                                         18,030,550

Nevada (1.7%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.), Ser. B,
                    7 1/2s, 9/1/32                                                        Baa2            3,112,380
          3,000,000 Las Vegas, Monorail Rev. Bonds
                    (2nd Tier), AMBAC, 7 3/8s, 1/1/40                                     BB-/P           3,045,000
                                                                                                      -------------
                                                                                                          6,157,380

New Jersey (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NJ Hlth. Care Fac. Fin. Auth. Rev.
                    Bonds (Trinitas Hosp. Oblig. Group),
                    7 1/2s, 7/1/30                                                        Baa3            2,130,000

New York (4.9%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Long Island, Pwr. Auth. NY Elec. Syst.
                    Rev. Bonds, Ser. A, 5 1/4s, 12/1/26                                   A-              3,920,000
          1,875,000 Nassau Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (North Shore Hlth. Syst.), Ser. D,
                    5 1/2s, 11/1/08                                                       BB+/P           1,863,281
          2,000,000 NY City, Indl. Dev. Agcy. Rev. Bonds
                    (Brooklyn Navy Yard Cogen. Partners),
                    Ser. G, 5 3/4s, 10/1/36                                               Baa3            1,995,000
          4,100,000 NY City, Muni. Wtr. & Swr. Fin. Auth. Rev.
                    Bonds, Ser. C, 5 3/4s, 6/15/26                                        AA              4,274,250
          3,500,000 NY & NJ Port. Auth. Special Oblig. FRB,
                    Ser. N18, MBIA, 3.6s, 12/1/17
                    (acquired 7/19/00, cost $3,664,115) (RES)                             Aaa             4,003,125
          2,300,000 NY State Energy Res. & Dev. Auth. Poll.
                    Control VRDN (NY Elec. & Gas),
                    Ser. D, 1.3s, 10/1/29                                                 A-1+            2,300,000
                                                                                                      -------------
                                                                                                         18,355,656

North Carolina (4.0%)
-------------------------------------------------------------------------------------------------------------------
            800,000 Charlotte, Special Fac. Rev. Bonds
                    (Douglas Intl. Arpt.-US Airways, Inc.),
                    7 3/4s, 2/1/28                                                        B-/P              352,000
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev.
                    Bonds
          1,000,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             1,076,250
          2,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             2,000,000
         11,000,000 NC State Muni. Pwr. Agcy. Rev. Bonds
                    (No. 1 Catawba Elec.), Ser. B, 6 1/2s,
                    1/1/20                                                                Baa1           11,577,500
                                                                                                      -------------
                                                                                                         15,005,750

Ohio (2.0%)
-------------------------------------------------------------------------------------------------------------------
                    OH State Air Quality Dev. Auth.
                    Rev. Bonds
          5,000,000 (Cleveland Co.), FGIC, 8s, 12/1/13                                    Aaa             5,279,950
          2,000,000 (Toledo Poll. Control), Ser. A,
                    6.1s, 8/1/27                                                          Baa2            2,022,500
                                                                                                      -------------
                                                                                                          7,302,450

Oklahoma (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 OK Dev. Fin. Auth. Rev. Bonds
                    (Hillcrest Hlth. Care), Ser. A, 5 5/8s,
                     8/15/29                                                              B2              2,598,750

Pennsylvania (5.7%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            1,328,125
          5,000,000 Montgomery Cnty., Indl. Auth. Resource
                    Recvy. Rev. Bonds, 7 1/2s, 1/1/12                                     AA-             5,097,750
          1,000,000 PA Econ. Dev. Fin. Auth. Rev. Bonds
                    (Amtral Project), Ser. A, 6 3/8s,
                    11/1/41                                                               A3              1,025,000
          7,600,000 PA State Higher Ed. Assistance Agcy.
                    IFB, Ser. B, MBIA, 12.56s, 3/1/20                                     Aaa             9,357,500
          5,000,000 Philadelphia, Auth. Indl. Dev. Special Fac.
                    Rev. Bonds (U.S. Airways, Inc.),
                    8 1/8s, 5/1/30                                                        B-/P            2,225,000
          2,200,000 West Shore Area Hosp. Auth. Rev. Bonds
                    (Holy Spirit Hosp.), 6 1/4s, 1/1/32                                   BBB+            2,205,500
                                                                                                      -------------
                                                                                                         21,238,875

Puerto Rico (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Cmnwlth. of PR, Hwy & Trans. Auth. Rev.
                    Bonds, Ser. B, 6s, 7/1/39                                             A               5,475,000

South Carolina (2.3%)
-------------------------------------------------------------------------------------------------------------------
            600,000 SC Jobs Econ. Dev. Auth. Hosp. Fac.
                    Rev. Bonds (Palmetto Hlth. Alliance),
                    Ser. A, 7 3/8s, 12/15/21                                              Baa2              654,750
          1,750,000 SC Tobacco Settlement Rev. Mgt. Rev.
                    Bonds, Ser. B, 6 3/8s, 5/15/28                                        A1              1,855,000
          7,625,000 SC Toll Rd. Rev. Bonds
                    (Southern Connector Project),
                    Ser. A, 5 3/8s, 1/1/38                                                BBB-            6,014,219
                                                                                                      -------------
                                                                                                          8,523,969

Tennessee (5.8%)
-------------------------------------------------------------------------------------------------------------------
                    Johnson City, Hlth. & Edl. Fac. Hosp.
                    Board Rev. Bonds (Mtn. States Hlth.),
          3,500,000 Ser. A2, MBIA, FRB, 9.895s, 7/1/21
                    (acquired 2/8/00, cost $3,296,650) (RES)                              Aaa             4,033,750
          3,000,000 Ser. A, 7 1/2s, 7/1/25                                                Baa2            3,300,000
          2,600,000 Metropolitan Govt. Nashville &
                    Davidson Cnty., Tenn. Wtr. & Swr. IFB,
                    AMBAC, 10.03s, 1/1/22                                                 Aaa             2,719,678
         10,900,000 SCA Tax Exempt Trust Multi-Fam. Mtge.
                    Rev. Bonds (Steeplechase Falls),
                    Ser. A-10, FSA, 7 1/8s, 1/1/30                                        Aaa            11,663,000
                                                                                                      -------------
                                                                                                         21,716,428

Texas (8.0%)
-------------------------------------------------------------------------------------------------------------------
         11,500,000 Alliance, Arpt. Auth. Rev. Bonds (Federal
                    Express Corp.), 6 3/8s, 4/1/21                                        Baa2           11,787,498
          5,000,000 Austin Elec. Util. Syst. Rev. Bonds, FSA,
                    5s, 1/15/30                                                           Aaa             4,781,250
          7,000,000 Dallas-Fort Worth Intl. Arpt. Fac. Impt.
                    Corp. Rev. Bonds (American
                    Airlines, Inc.), 6 3/8s, 5/1/35                                       Ba2             5,661,250
          1,500,000 Harris Cnty., Hlth. Fac. Rev. Bonds
                    (Memorial Hermann Hlth. Care),
                    Ser. A, 6 3/8s, 6/1/29                                                A3              1,580,625
                    Houston, Arpt. Syst. Rev. Bonds
          5,000,000 Ser. C, FGIC, 5s, 7/1/28                                              Aaa             4,768,750
          1,500,000 (Continental), Ser. E, 6 3/4s, 7/1/29                                 BB-             1,125,000
                                                                                                      -------------
                                                                                                         29,704,373

Utah (4.8%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Carbon Cnty., Solid Waste Disp. Rev.
                    Bonds (Laidlaw Env.), Ser. A, 7.45s,
                    7/1/17                                                                BB-/P           3,120,000
                    UT State Pwr. Supply Rev. Bonds
                    (Intermountain Pwr. Agcy.), Ser. A,
                    MBIA
          4,720,000 6.15s, 7/1/14                                                         Aaa             5,197,900
          8,280,000 6.15s, 7/1/14, Prerefunded                                            Aaa             9,356,400
                                                                                                      -------------
                                                                                                         17,674,300

Vermont (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,545,000 VT State Edl. & Hlth. Bldg. Fin. Agcy.
                    Rev. Bonds (Brattleboro Memorial
                    Hosp.), 7s, 3/1/24                                                    AAA/P           4,959,731

Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,300,000 Pocahontas Parkway Assn. Toll Rd. Rev.
                    Bonds, Ser. A, 5 1/2s, 8/15/28                                        Baa3            2,035,500

Washington (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,100,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 7 1/8s,
                    4/1/20                                                                B+/P            1,714,125

Wisconsin (2.2%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 WI State Hlth. & Edl. Fac. Auth. Rev.
                    Bonds (United Hlth. Group, Inc.),
                    Ser. B, MBIA, 5 1/2s, 12/15/20                                        Aaa             4,590,000
          3,400,000 WI State Hsg. & Econ. Dev. Auth. Rev.
                    Bonds, Ser. B, 7.05s, 11/1/22                                         AA              3,486,224
                                                                                                      -------------
                                                                                                          8,076,224
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $363,039,906) (b)                                         $ 368,837,248
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $372,024,378.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 2001 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 2001. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of independent accountants.

  (b) The aggregate identified cost on a tax basis is $363,039,906, resulting in gross unrealized appreciation and depreciation $17,991,670 and $12,194,328, respectively, or net unrealized appreciation of $5,797,342.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at November 30, 2001 was $9,509,115 or 2.6% of net assets.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, VRDN's and FRB's are the current interest rates at November 30, 2001.

      The fund had the following industry group concentrations greater than 10% at November 30, 2001 (as a percentage of net assets):

                Transportation       21.9%
                Health care          20.0
                Utilities            19.1

      The fund had the following insurance concentrations greater than 10% at November 30, 2001
      (as a percentage of net assets):

                MBIA                 14.4%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
November 30, 2001
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $363,039,906) (Note 1)                                        $368,837,248
-------------------------------------------------------------------------------------------
Cash                                                                                800,854
-------------------------------------------------------------------------------------------
Interest receivable                                                               6,659,895
-------------------------------------------------------------------------------------------
Total assets                                                                    376,297,997

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,259,799
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,189,733
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        659,142
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           69,702
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        19,141
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,472
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               74,630
-------------------------------------------------------------------------------------------
Total liabilities                                                                 4,273,619
-------------------------------------------------------------------------------------------
Net assets                                                                     $372,024,378

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (1,400 shares
authorized and outstanding at $100,000 per share) (Note 4)                     $140,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         235,440,990
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                      1,079,220
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (10,293,174)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                        5,797,342
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $372,024,378

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares                                           $140,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       41,622
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                         $140,041,622
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $231,982,756
-------------------------------------------------------------------------------------------
Net asset value per common share
($231,982,756 divided by 21,174,129 shares)                                          $10.96
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended November 30, 2001
Tax exempt interest income:                                                     $24,714,383
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  2,628,544
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      259,106
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                    13,158
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      8,494
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              386,878
-------------------------------------------------------------------------------------------
Other                                                                               216,073
-------------------------------------------------------------------------------------------
Total expenses                                                                    3,512,253
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                         (130,424)
-------------------------------------------------------------------------------------------
Net expenses                                                                      3,381,829
-------------------------------------------------------------------------------------------
Net investment income                                                            21,332,554
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (504,456)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                                     264,294
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments and
futures contracts during the year                                                   (75,204)
-------------------------------------------------------------------------------------------
Net loss on investments                                                            (315,366)
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $21,017,188
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                         Year ended November 30
                                                                 ---------------------------------
                                                                             2001             2000
--------------------------------------------------------------------------------------------------
Increase in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $ 21,332,554     $ 21,798,754
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (240,162)        (325,638)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments                 (75,204)       5,576,070
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                   21,017,188       27,049,186

Distributions to remarketed preferred
shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income                                             (4,378,584)      (5,891,634)
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations
applicable to common shareholders (excluding cumulative
undeclared dividends on remarketed preferred shares
of $41,622 and $97,344, respectively)                                  16,638,604       21,157,552
--------------------------------------------------------------------------------------------------

Distributions to common shareholders (Note 1):
--------------------------------------------------------------------------------------------------
From net investment income                                            (15,104,533)     (17,656,310)
--------------------------------------------------------------------------------------------------
Issuance of common shares in connection with
reinvestment of distributions                                             538,796        1,213,400
--------------------------------------------------------------------------------------------------
Total increase in net assets                                            2,072,867        4,714,642

Net assets
--------------------------------------------------------------------------------------------------
Beginning of year                                                     369,951,511      365,236,869
--------------------------------------------------------------------------------------------------
End of year (including undistributed net investment
income and distributions in excess of net investment
income of $1,079,220 and $726,099, respectively)                     $372,024,378     $369,951,511
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of year                         21,126,141       21,015,824
--------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of distributions             47,988          110,317
--------------------------------------------------------------------------------------------------
Common shares outstanding at end of year                               21,174,129       21,126,141
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of year                                                   1,400            1,400
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)
--------------------------------------------------------------------------------------------------
Per-share
operating performance                                   Year ended November 30
--------------------------------------------------------------------------------------------------
                                        2001         2000         1999         1998         1997
--------------------------------------------------------------------------------------------------
Net asset value, beginning
of period (common shares)             $10.88       $10.71       $11.98       $12.05       $11.94
--------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------
Net investment income (a)               1.01         1.03         1.06         1.07         1.09
--------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.02)         .26        (1.14)         .06          .23
--------------------------------------------------------------------------------------------------
Total from investment operations         .99         1.29         (.08)        1.13         1.32
--------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------
From net investment income
--------------------------------------------------------------------------------------------------
to Common Shareholders                  (.71)        (.84)        (.96)        (.96)        (.96)
--------------------------------------------------------------------------------------------------
to Preferred Shareholders               (.20)        (.28)        (.23)        (.24)        (.25)
--------------------------------------------------------------------------------------------------
Total distributions                     (.91)       (1.12)       (1.19)       (1.20)       (1.21)
--------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $10.96       $10.88       $10.71       $11.98       $12.05
--------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $10.670       $9.813      $11.938      $14.937      $14.750
--------------------------------------------------------------------------------------------------
Total return at market value
(common shares)(%)(b)                  15.96       (11.14)      (13.96)        8.73        16.25
--------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------
Net assets, end of period
(total fund)(in thousands)          $372,024     $369,952     $365,237     $389,622     $388,831
--------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)            1.49         1.47         1.46         1.47         1.43
--------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            7.19         7.10         7.24         6.82         7.13
--------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 23.05        24.90        14.92        14.44        26.91
--------------------------------------------------------------------------------------------------

(a) Per share net investment income has been determined on the basis of the weighted number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).



NOTES TO FINANCIAL STATEMENTS
November 30, 2001

Note 1
Significant accounting policies

Putnam Investment Grade Municipal Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to provide as high a level of current income exempt from federal income tax as is believed to be consistent with preservation of capital. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, LLC, believes do not involve undue risk to income or principal. Under normal market conditions, the fund will invest at least 80% of its total assets in tax-exempt municipal securities rated "investment grade" at the time of investment or, if not rated, determined by Putnam Management to be of comparable quality.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date, thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin". Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At November 30, 2001, the fund had a capital loss carryover of approximately $7,263,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $1,486,000    November 30, 2004
       612,000    November 30, 2005
     1,662,000    November 30, 2006
     2,968,000    November 30, 2007
       535,000    November 30, 2009

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a seven-day period. The applicable dividend rate for the remarketed preferred shares on November 30, 2001 was 1.55%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of dividends payable, realized gains and losses on certain futures contracts, market discounts, straddle loss deferrals and partnership income. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended November 30, 2001, the fund reclassified $44,118 to decrease undistributed net investment income with a decrease to accumulated net realized loss of $44,118. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund, including those allocated to the remarketed preferred shares. Such fee is based on the annual rate of 0.70% of the average weekly net assets.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the year ended November 30, 2001, the fund's expenses were reduced by $130,424 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $597 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the year ended November 30, 2001, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $90,862,550 and $84,836,347, respectively. There were no purchases or sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Additionally, the fund has authorized a separate series of 2,000 Serial Remarketed Preferred shares, which are issuable only under certain conditions in exchange for Series A shares. No Serial Remarketed
Preferred shares are currently outstanding.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At November 30, 2001, no such restrictions have been placed on the fund.

Note 5
New accounting pronouncement

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the fund to amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities which are presently included in realized gain/loss. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FEDERAL TAX INFORMATION
(Unaudited)

The fund has designated 99.98% of dividends paid from net investment income during the fiscal year as tax exempt for Federal income tax purposes.

The Form 1099 you receive in January 2002 will show the tax status of all distributions paid to your account in calendar 2001.


AMENDMENT TO BYLAWS
(Unaudited)

On March 9, 2001, the Trustees amended the fund's Bylaws to require advance notice of shareholder Trustee nominations and shareholder proposals fixing the number of Trustees. Shareholders wishing to propose one or more nominees for election as Trustees or wishing to make a proposal fixing the number of Trustees at an annual meeting of shareholders must provide written notice to the fund (including all required information) so that such notice is received in good order by the fund not less than sixty (60) nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting. An exception applies in the case of the annual meeting to be held in calendar year 2001, to the effect that the notice described above to be timely must be received in good order by the fund not less than thirty
(30) days prior to that anniversary date. A further exception to the notice deadline applies in the event the date of the annual meeting is substantially advanced or delayed from that anniversary date. Copies of these amendments to the Bylaws have been filed with the Securities and Exchange Commission and are available from its public reference facilities.


RESULTS OF OCTOBER 11, 2001 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 11, 2001. At the meeting, each of the nominees for Trustees was elected, as follows:

                              Common Shares           Preferred Shares
                          Votes           Votes                    Votes
                           for           withheld    Votes for    withheld

Jameson Adkins Baxter  18,354,790        314,475        1,324        71
Charles B. Curtis      18,336,785        332,480        1,324        71
Ronald J. Jackson      18,356,048        313,217        1,324        71
Paul L. Joskow         18,359,211        310,054        1,324        71
Elizabeth T. Kennan    18,343,171        326,094        1,324        71
Lawrence J. Lasser     18,351,486        317,779        1,324        71
John H. Mullin III     18,354,144        315,121        1,324        71
George Putnam, III     18,333,893        335,372        1,324        71
A.J.C. Smith           18,340,980        328,285        1,324        71
W. Thomas Stephens     18,354,453        314,812        1,324        71
W. Nicholas Thorndike  18,343,917        325,348        1,324        71
John A. Hill                   --             --        1,324        71
Robert E. Patterson            --             --        1,324        71


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

KPMG LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Richard P. Wyke
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

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PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
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For account balances, economic forecasts, and the latest on Putnam funds, visit
www.putnaminvestments.com


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